UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  ------------

                          June 20, 2003 (June 20, 2003)
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                Date of Report (Date of earliest event reported)

                                  Revlon, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

   Delaware                     1-11178                      13-3662955
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(State or Other           (Commission File No.)         (I.R.S. Employer
 Jurisdiction of                                         Identification No.)
 Incorporation)
                     625 Madison Avenue
                     New York, New York                   10022
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                    (Address of Principal               (Zip Code)
                      Executive Offices)

                                 (212) 527-4000
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              (Registrant's telephone number, including area code)

                                      None
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          (Former Name or Former Address, if Changed Since Last Report)






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Item 5. Other Events and Regulation FD Disclosure

     Revlon, Inc. issued a press release on June 20, 2003 regarding the announcement of the consummation of its previously announced rights offering, a copy of which is attached hereto as Exhibit 99.1. This press release is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a) and (b) Not Applicable.

     (c)  Exhibits

     Exhibit No.           Description
     -----------           -----------

     Exhibit 99.1          Press Release dated June 20, 2003.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           REVLON, INC.


                                           By: /s/Robert K. Kretzman
                                              ----------------------
                                               Robert K. Kretzman
                                           Senior Vice President, General
                                           Counsel and Secretary

Date: June 20, 2003

                                  EXHIBIT INDEX


         Exhibit No.           Description
         -----------           -----------

         Exhibit 99.1          Press Release dated June 20, 2003.